Exhibit 10.1 BED BATH & BEYOND INC. SHORT-TERM INCENTIVE PLAN Effective July 16, 2020 Section 1. Purpose. The compensation policies of Bed Bath & Beyond Inc., a New York corporation (the “Company”), are intended to support the Company’s overall objective of enhancing shareholder value. In furtherance of this philosophy, the Bed Bath & Beyond Inc. Short-Term Incentive Plan (the “Plan”) is designed to provide incentives for business performance, reward contributions towards goals consistent with the Company’s business strategy and enable the Company to attract and retain highly qualified Corporate Officers and other Eligible Employees. Section 2. Definitions. The terms used in the Plan include the feminine as well as the masculine gender and the plural as well as the singular, as the context in which they are used requires. The following terms, unless the context requires otherwise, are defined as follows: “409A Covered Bonus” has the meaning set forth in Section 7(k)(ii) of the Plan. “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee. “Board” means the Board of Directors of the Company. “Bonus” means the incentive compensation payable in cash, as determined by the Committee under Section 4 of the Plan. “Cause” means, with respect to a Participant’s Termination of Employment, the following: (a) in the case where there is an employment agreement, severance agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant that defines “cause” (or words or a concept of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” applies only on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination in connection therewith; or (b) in the case where there is no employment agreement, severance agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant (or where there is such an agreement but it does not define “cause” (or words or a concept of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion. “Change in Control” means the occurrence of one or more of the following events: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of common stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding a person that is an “affiliate” (as such term is used in the Exchange Act) of the Company on the Effective Date, or any affiliate of any such person; (b) during any period of twelve (12) months, the majority of the Board consists of individuals other than “Incumbent Directors,” which term means the members of the Board at the beginning of such period, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (a), (c), or (d) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of a majority of the directors who comprised the Incumbent Directors or whose election or nomination for election was previously so approved; (c) upon the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) fifty percent (50%) or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; (d) upon approval by the shareholders of the Company, the Company adopts any plan of liquidation providing for the distribution of all or substantially all its assets, provided that this paragraph (d) shall not constitute a Change in Control with respect to a 409A Covered Bonus; or (e) upon the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially 2 all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company at the time of the sale. Notwithstanding the foregoing, with respect to a Bonus provides for payment or settlement upon a Change in Control and that constitutes a 409A Covered Bonus, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder. “Committee” means the Compensation Committee of the Board appointed from time to time by the Board (or another committee or committees of the Board appointed for purposes of administering the Plan). Each Committee shall be comprised of two or more non-employee directors, each of whom is an “independent director” as defined and to the extent required under the rules and regulations of the Nasdaq Stock Market or such other applicable securities exchange on which the Company’s common stock is then listed, listed or any national securities exchange system upon whose system the Company’s common stock is then quoted, and, as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act. “Company” has the meaning set forth in Section 1 hereof, including any successors to the Company by operation of law. “Corporate Officer” means any Company employee who is subject to Section 16(b) of the Exchange Act. “Disability” (a) shall have the meaning given to such term in an employment agreement, severance agreement, change in control agreement, or other similar agreement in effect between the Company or an Affiliate and the Participant to the extent that “disability” (or words or a concept of like import) is defined therein, or (b) if such an agreement does not exist or if “disability” is not defined in any such agreement, shall mean, unless otherwise determined by the Committee at the time that a Bonus opportunity is granted, a Participant’s “disability” or term of like import) as such term is defined in the long-term disability plan of the Company applicable to such Participant or, in the absence of such a definition, the inability of a Participant to perform the major duties of his or her occupation for at least ninety (90) days in any one-hundred eighty (180)- day period because of sickness or injury. Notwithstanding the foregoing, for Bonuses under the Plan that provide for payments that are triggered upon a Disability and that constitute “non- qualified deferred compensation” pursuant to Code Section 409A, Disability shall mean that a Participant is disabled under Code Section 409A(a)(2)(C)(i). 3

“Effective Date” means July 16, 2020. “Eligible Employee” means each employee of the Company or an Affiliate, including each Corporate Officer. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Good Reason” means, with respect to a Participant’s Termination of Employment, the following: (a) in the case where there is an employment agreement, severance agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant that defines “good reason” (or words or a concept of like import), a termination due to good reason (or words or a concept of like import); provided, however, that with regard to any agreement under which the definition of “good reason” applies only on occurrence of a change in control (including, without limitation, a Change in Control), such definition of “good reason” shall not apply until a change in control (including, without limitation, a Change in Control) actually takes place and then only with regard to a termination thereafter; or (b) if such an agreement does not exist or if “good reason” is not defined in any such agreement, this term shall not apply to such Participant for purposes of the Plan. “Parent” means any parent corporation of the Company within the meaning of Code Section 424(e). “Participant” means a Corporate Officer or other Eligible Employee described in Section 3 of the Plan. “Performance Period” means the period for which a Bonus may be made. Unless otherwise specified by the Committee, the Performance Period shall be the Company’s fiscal year. “Plan” has the meaning set forth in Section 1 hereof. “Subsidiary” means any subsidiary corporation of the Company within the meaning of Code Section 424(f). “Termination of Employment” means (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates, or (b) when an entity employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. Section 3. Participation. A Corporate Officer or other Eligible Employee designated by the Committee shall be a Participant in the Plan and shall continue to be a Participant until advised or determined otherwise. Section 4. Bonuses. (a) Performance Measures and Goals. The Committee shall establish the performance measures and goals for the earning of Bonuses based on a Performance Period applicable to each 4

Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or, at such later date as determined by the Committee in its sole discretion, provided that the outcome is substantially uncertain. The performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance either on an absolute basis or relative to the performance of other corporations and/or on an individual Participant’s performance, in any event, as determined by the Committee in its sole discretion. (b) Adjustments. In evaluating whether and to what extent a performance goal has been satisfied with respect to a Performance Period, the Committee may, in its sole discretion, adjust the performance goals to reflect, or disregard and exclude the impact of, unanticipated, external or other items, events, occurrences or circumstances determined by the Committee, including, but not limited to: (i) restructurings, discontinued operations, disposal of a business, extraordinary items, and other unusual or non-recurring charges, events or circumstances, (ii) an event either not directly related to the operations of the Company (or a subsidiary, division or other operational unit of the Company) or not within the reasonable control of the Company’s management, (iii) the operations of any business acquired by the Company (or a subsidiary, division or other operational unit of the Company), (iv) a change in accounting standards required by generally accepted accounting principles, or (v) the effect of changes in laws or provisions affecting reported results. (c) Performance Evaluation. Within a reasonable time after the close of a Performance Period, the Committee shall determine whether the performance goals established for that Performance Period have been met. If the performance goals and any other material terms established by the Committee have been satisfied, the Committee shall so certify in writing before the applicable Bonus is paid to a Participant pursuant to Section 4(e). (d) Bonuses. If the Committee has made the written certification under Section 4(c) for a Performance Period, each Participant to whom the certification applies shall be eligible for payment of a Bonus for the Performance Period. The amount of the Bonus paid to each Participant shall be determined by the Committee. For any Performance Period, however, the Committee shall retain the discretion to increase or decrease the amount of, or eliminate entirely, the Bonus to any Participant based on its review of the performance goals for each Participant pursuant to Section 4(c) and the individual performance of such Participant. (e) Payment or Deferral of the Bonus. (i) Payment; Withholding. Subject to Section 4(e)(ii), the Company shall pay the Bonus to the Participant following the Committee’s determination under Section 4(d) of the amount of the Bonus, but in any event, within the two and one-half month period following the end of the Performance Period. The Company shall have the right to deduct from any Bonus any applicable income and employment taxes and any other amounts that the Company is otherwise required or permitted to deduct. (ii) Deferral. Subject to Section 7(k) (regarding Code Section 409A) and subject to the Committee’s approval and applicable law, a Participant may request that payment of a Bonus be deferred under a deferred compensation arrangement maintained by the Company by making a deferral election prior to, or as permitted, during the 5

Performance Period, pursuant to such rules and procedures as the Committee may establish from time to time with respect to such arrangement. (f) Eligibility for Payments; Effect of Termination of Employment. (i) Continuous Employment Required. Except as otherwise provided in this Section 4(f), a Participant shall be eligible to receive a Bonus for a Performance Period only if such Participant is employed by the Company continuously from the beginning of the Performance Period through the date of payment of the Bonus. (ii) Termination of Employment. Unless an employment agreement, severance agreement, change in control agreement, or other similar agreement in effect between the Company or an Affiliate and a Participant provides for more favorable treatment, in the event of a Termination of Employment, a Participant’s Bonus will be treated as set forth below: (A) Voluntary Resignation Without Good Reason; For Cause. In the event of a Participant’s Termination of Employment due to a voluntary resignation without Good Reason or by the Company for Cause, in either case, prior to the date of payment of any Bonus, the Participant shall forfeit such Bonus. (B) Death or Disability. In the event of a Participant’s Termination of Employment due to death or Disability, the Participant will receive payment of (I) any Bonus for a Performance Period that ended prior to the fiscal year in which the Termination of Employment occurs, based on actual performance and payable at the time set forth in Section 4(e)(i), and (II) if the date of the Termination of Employment occurs within the last six (6) months of a Performance Period, any Bonus for the Performance Period in which the termination date occurs, based on actual performance and payable at the time set forth in Section 4(e)(i), prorated for the number of full calendar months the Participant was employed by the Company during the Performance Period. If the date of the Termination of Employment due to death or Disability occurs within the first six (6) months of a Performance Period, the Participant shall forfeit any Bonus for the Performance Period in which the termination date occurs. (C) Without Cause; For Good Reason. In the event of a Participant’s Termination of Employment by the Company without Cause or by the Participant for Good Reason, to the extent that the Participant timely executes, delivers, and does not revoke a general waiver and release of claims in a form provided by the Company (the “Release”), the Participant will receive payment of (I) any Bonus for a Performance Period that ended prior to the fiscal year in which the Termination of Employment occurs, based on actual performance and payable at the time set forth in Section 4(e)(i), and (II) if the date of the Termination of Employment occurs within the last six (6) months of a Performance Period, any Bonus for the Performance Period in which the termination date occurs, based on actual performance and payable at the time set forth in Section 4(e)(i), prorated for the number of full calendar months the Participant was employed by the Company 6 during the Performance Period. If the date of the Termination of Employment by the Company without Cause or by the Participant for Good Reason occurs within the first six (6) months of a Performance Period, the Participant shall forfeit any Bonus for the Performance Period in which the termination date occurs. (D) No Duplication of Benefits. For the avoidance of doubt, if a Participant has an employment agreement, severance agreement, change in control agreement, or other similar agreement in effect with the Company or an Affiliate that addresses the treatment of the Participant’s Bonuses in the event of a particular Termination of Employment, and either such agreement or the Plan provides for more favorable treatment with respect to a specific type of Termination of Employment, the more favorable treatment (in such agreement or in the Plan) shall control as to the Participant and such Bonus with respect to such Termination of Employment; provided, however, that there will be no duplication of benefits (i.e., the Participant will not receive a Bonus payout for a Performance Period under both the Plan and such other employment, severance, or change in control agreement). (g) Termination of Employment in Connection with a Change in Control. Unless an employment agreement, severance agreement, change in control agreement, or other similar agreement in effect between the Company or an Affiliate and a Participant provides for more favorable treatment, in the event of a Participant’s Termination of Employment by the Company without Cause or by the Participant for Good Reason, in either case, within the ninety (90) days prior to or the two (2) years following a Change in Control and to the extent that the Participant timely executes, delivers, and does not revoke a Release, then notwithstanding anything herein to the contrary, the Participant will receive payment of (i) any Bonus for a Performance Period that ended prior to the fiscal year in which the Termination of Employment occurs, based on actual performance and payable within thirty (30) days following the later of the effective date of the Change in Control or the expiration of the applicable revocation period for the Release, and (ii) any Bonus for the Performance Period in which the termination date occurs, at the target level of performance and payable within thirty (30) days following the later of the effective date of the Change in Control or the expiration of the applicable revocation period for the Release, prorated for the number of full calendar months the Participant was employed by the Company during the Performance Period. (h) Breach of Restrictive Covenants. Notwithstanding anything herein to the contrary, in the event that a Participant breaches any written confidentiality, intellectual property rights assignment, non-competition, non-solicitation, non-disparagement or other written restrictive covenant agreement between the Participant and the Company or an Affiliate thereof prior to the date of payment of any Bonus, the Participant shall forfeit such Bonus. Section 5. Administration. (a) General Administration. The Plan shall be administered by the Committee. Subject to the terms and conditions of the Plan, the Committee is authorized and empowered in its sole discretion to select or approve Participants and to award potential Bonuses in such amounts and upon such terms and conditions as it shall determine. 7

(b) Delegation. The Chief Executive Officer (or his or her designee) shall possess all of the Committee’s duties and authority under the Plan with respect to Bonuses that may be payable to Participants who are not Corporate Officers, including but not limited to such duties and authority as are set forth in Sections 3 and 4, provided that the Committee shall have the power and authority to remove from the Chief Executive Officer any and all duties and authority provided for under this Section 5(b). (c) Administrative Rules. The Committee shall have full power and authority to adopt, amend and rescind administrative guidelines, rules and regulations pertaining to the Plan and to interpret the Plan and rule on any questions respecting any of its provisions, terms and conditions. (d) Committee Members Not Liable. The Committee and each of its members shall be entitled to rely upon certificates of appropriate officers of the Company with respect to financial and statistical data in order to determine if the performance goals for a Performance Period have been met. Neither the Committee nor any member thereof shall be liable for any action or determination made in good faith with respect to the Plan or any Bonus made hereunder. (e) Decisions Binding. All decisions, actions and interpretations of the Committee concerning the Plan shall be final and binding on the Company and its Affiliates and their respective boards of directors, and on all Participants and other persons claiming rights under the Plan, and all such decisions, actions and interpretations of the Committee concerning the Plan shall be afforded the maximum deference under applicable law. Section 6. Amendment; Termination. The Plan may be amended or terminated by the Board or the Committee. All amendments to the Plan, including an amendment to terminate the Plan, shall be in writing. Solely to the extent that such approval is necessary to comply with Department of the Treasury or Securities and Exchange Commission regulations, the rules of the Nasdaq Stock Market or any other applicable exchange or any other applicable law or regulations, an amendment to the Plan shall not be effective without the prior approval of the shareholders of the Company. Unless otherwise expressly provided by the Board or the Committee, no amendment to the Plan shall apply to potential Bonuses with respect to a Performance Period that began before the effective date of such amendment. Section 7. Other Provisions. (a) Duration of the Plan. The Plan is effective as of the Effective Date. The Plan shall remain in effect until all Bonuses made under the Plan have been paid or forfeited under the terms of the Plan and all Performance Periods related to Bonuses made under the Plan have expired. (b) Bonuses Not Assignable. No Bonus or any right thereto shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution. Any other attempted assignment or alienation shall be void and of no force or effect. (c) Rights of Participants. The right of any Participant to receive any payments under a Bonus granted to such Participant and approved by the Committee pursuant to the provisions of 8 the Plan shall be an unsecured claim against the general assets of the Company. The Plan shall not create, nor be construed in any manner as having created, any right by a Participant to any Bonus for a Performance Period because of a Participant’s participation in the Plan for any prior Performance Period, or because the Committee has made a written certification under Section 4(b) for the Performance Period. The application of the Plan to one Participant shall not create, nor be construed in any manner as having created, any right by another Participant to similar or uniform treatment under the Plan. Solely with respect to a Participant who is party to an employment agreement, severance agreement, change in control agreement, or other similar agreement in effect between the Company or an Affiliate and such Participant, the provisions of the Plan are in all respects subject to the terms and conditions of such agreement as if they were set forth fully herein. (d) Termination of Employment. The Company retains the right to terminate the employment of any Participant or other employee at any time for any reason or no reason, and a Bonus is not, and shall not be construed in any manner to be, a waiver of such right. (e) Exclusion from Benefits. Bonuses under the Plan shall not constitute compensation for the purpose of determining participation or benefits under any other plan of the Company unless specifically included as compensation in such plan. (f) Successors. Any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the Company’s business or assets, shall assume the Company’s liabilities under the Plan and perform any duties and responsibilities in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. (g) Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws). (h) Headings. Any headings preceding the text of the several sections, subsections, or paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect. (i) Severability. If any provision of the Plan is determined to be void by any court of competent jurisdiction, the Plan shall continue to operate and, for the purposes of the jurisdiction of the court only, shall be deemed not to include the provision determined to be void. (j) Offsets. To the extent permitted by law, the Company shall have the right to offset from any Bonus payable hereunder any amount that the Participant owes to the Company or any Affiliate without the consent of the Participant (or the Participant’s beneficiary, in the event of the Participant’s death). (k) Code Section 409A. (i) Although the Company does not guarantee the particular tax treatment of any Bonus awarded under the Plan, amounts paid under the Plan are intended to comply with, or be exempt from, the applicable requirements of Code Section 409A and the Plan 9 and any Bonus shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A. (ii) Notwithstanding anything herein to the contrary, the following provisions shall apply to any Bonus under the Plan that constitutes nonqualified deferred compensation pursuant to Section 409A (a “409A Covered Bonus”): (A) A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Bonus providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of the 409A Covered Bonus, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision herein to the contrary, if the Participant is deemed on the date of the Participant’s Termination of Employment to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Bonus, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 7(k)(ii)(A) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death. (B) Whenever a payment under a 409A Covered Bonus specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company. In no event shall the timing of a Participant’s execution of the Release, directly or indirectly, result in the Participant’s designating the calendar year of payment, and if a payment that is subject to execution of the Release could be made in more than one taxable year, payment shall be made in the later taxable year. Each amount or benefit payable pursuant to this Plan shall be treated as a separate and distinct payment for purposes of Code Section 409A. (l) Incentive Compensation Recoupment Policy. Notwithstanding anything herein to the contrary, all Bonuses are subject to any incentive compensation recoupment or clawback policy maintained by the Company from time to time. 10